First Quarter
2014 Results

April 22, 2014

Investor Presentation

2014 vs. 2013 P&L Summary – First Quarter

First Quarter

     2014 2014 2013 Non GAAP (a) Reported Reported

Revenue $ 3,502.2 $ 3,502.2 $ 3,398.9

EBITA (a) (b) 414.1 (c) 407.1 397.1

Margin % 11.8% (c) 11.6% 11.7%

Amortization of Intangibles 24.4 24.4 25.4

Operating Income (a) $ 389.7 (d) $ 382.7 $ 371.7

Margin % 11.1% (d) 10.9% 10.9%

(a) 2014 “Non GAAP” amounts are non-GAAP financial measures. To present the effect of the expenses incurred in connection with Omnicom’s proposed merger with Publicis Groupe SA (“Publicis”), these expenses, which are comprised primarily of professional fees, have been excluded from these amounts. See the 2014 “Reported” amounts on this page for the GAAP presentation and page 21 for the reconciliation of non-GAAP measures.

(b) EBITA is a non-GAAP financial measure. See page 30 for the definition of this measure and page 22 for the reconciliation of non-GAAP measures.

(c) 2014 “Non GAAP” EBITA has been adjusted to exclude the impact of $7.0 million of expenses related to Omnicom’s proposed merger with Publicis. The 2014 “Non GAAP” EBITA margin % reflects the impact of this adjustment.

(d) 2014 “Non GAAP” Operating Income has been adjusted to exclude the impact of $7.0 million of pre-tax expenses related to Omnicom’s proposed merger with Publicis. The 2014 “Non GAAP” Operating Income margin % reflects the impact of this adjustment.

April 22, 2014 1

2014 vs. 2013 P&L Summary – First Quarter

First Quarter

     2014 2014 2013 Non GAAP (a) Reported Reported

Operating Income (a) $ 389.7 (b) $ 382.7 $ 371.7

Net Interest Expense 39.0 39.0 40.9

Income Taxes (a) 116.5 (c) 116.3 109.2

Tax Rate % 33.2% (c) 33.8% 33.0%

Income from Equity Method Investments 0.6 0.6 3.2

Noncontrolling Interests 22.5 22.5 19.7

Net Income - Omnicom Group (a) $ 212.3 (d) $ 205.5 $ 205.1

(a) 2014 “Non GAAP” amounts are non-GAAP financial measures. To present the effect of the expenses incurred in connection with Omnicom’s proposed merger with Publicis, these expenses, which are comprised primarily of professional fees, and the associated impact on income taxes and net income have been excluded from these amounts. See the 2014 “Reported” amounts on this page for the GAAP presentation and page 21 for the reconciliation of non-GAAP measures.

(b) 2014 “Non GAAP” Operating Income has been adjusted to exclude the impact of $7.0 million of pre-tax expenses related to Omnicom’s proposed merger with Publicis.

(c) 2014 “Non GAAP” Income Taxes has been adjusted to exclude the tax benefit of $0.2 million on the expenses incurred related to Omnicom’s proposed merger with Publicis. The 2014 “Non GAAP” Tax Rate % reflects the impact of this adjustment.

(d) 2014 “Non GAAP” Net Income – Omnicom Group has been adjusted to exclude the after-tax impact of the $6.8 million of expenses incurred related to Omnicom’s proposed merger with Publicis.

April 22, 2014 2

2014 vs. 2013 Earnings Per Share – First Quarter

First Quarter

     2014 2014 2013 Non GAAP (a) Reported Reported Net Income - Omnicom Group (a) $ 212.3 (b) $ 205.5 $ 205.1

Net Income allocated to Participating Securities (a) (4.2) (c) (4.1) (5.4) Net Income available for common shares (a) $ 208.1 (d) $ 201.4 $ 199.7 Diluted Shares (millions) 261.4 261.4 263.2

EPS - Diluted (a) $ 0.80 (e) $ 0.77 $ 0.76

Dividend Declared per Share $ 0.40 $ 0.40 $ 0.40

(a) 2014 “Non GAAP” amounts are non-GAAP financial measures. To present the effect of the expenses incurred in connection with Omnicom’s proposed merger with Publicis, these expenses, which are comprised primarily of professional fees, and the associated impact on income taxes, net income and EPS have been excluded from these amounts. See the 2014 “Reported” amounts on this page for the GAAP presentation and page 21 for the reconciliation of non-GAAP measures.

(b) 2014 “Non GAAP” Net Income – Omnicom Group has been adjusted to exclude the after-tax impact of the $6.8 million of expenses incurred related to Omnicom’s proposed merger with Publicis.

(c) 2014 “Non GAAP” Net Income allocated to Participating Securities has been adjusted to exclude the participating securities share of the after-tax impact of the expenses related to Omnicom’s proposed merger with Publicis. This results in an increase of $0.1 million in the allocation for the period presented.

(d) 2014 “Non GAAP” Net Income available for common shares has been adjusted to exclude the after-tax impact to common shares of the expenses incurred related to Omnicom’s proposed merger with Publicis. This results in an increase of $6.7 million in the Net Income available for common shares for the period presented.

(e) 2014 “Non GAAP” EPS – Diluted has been adjusted to reflect the increase in Net Income available for common shares of $6.7 million from excluding the expenses incurred related to Omnicom’s proposed merger with Publicis. The increase in Net Income available for common shares results in an increase in EPS – Diluted of $0.03 per common share for the period presented.

April 22, 2014 3

2014 Total Revenue Change

3.0%

$147

$3,502

     $(22) $(22) $3,399 (0.7%) (0.6%) 4.3%

1Q 13 FX Impact (a) Net Organic(c) 1Q 14 Acquisitions (b) Revenue

(a) To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b) Net acquisitions revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c) Organic revenue is calculated by subtracting both the net acquisitions revenue and the FX impact from total revenue growth.

April 22, 2014 4

2014 Revenue by Discipline

First Quarter

Specialty 7.2% PR

9.3%

     % Organic $ Mix % Growth Growth (a)

Advertising $ 1,700.6 2.9% 4.9% CRM 1,223.5 4.3% 4.2%

Advertising

48.6% PR 325.4 2.2% 1.2% Specialty 252.7 -1.3% 5.2%

CRM

34.9%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Net Acquisitions revenue, as defined on page 4.

April 22, 2014 5

2014 Revenue by Region

First Quarter

     Latin Africa America MidEast 2.6% 1.6%

Asia Pacific

% Organic

10.3% $ Mix % Growth Growth (a)

North America $ 1,993.0 2.8% 4.8% Europe 1,003.6 6.0% 2.3% Asia Pacific 359.1 -0.4% 5.7%

North

Europe America Latin America 90.8 -7.4% 7.4% 28.6% 56.9% Africa Mid East 55.7 1.7% 6.6%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Net Acquisitions revenue, as defined on page 4.

April 22, 2014 6

2014 Revenue by Geography

First Quarter

     $ Mix $ Growth UK United States $ 1,864.0 $ 72.4

Rest of 9.6% Organic 100.6

World Acquisition (28.2)

21.5% International $ 1,638.2 $ 30.9

Organic 46.9 Acquisition 6.2

FX (22.2)

     Euro Markets

15.7% % Organic $ Mix % Growth Growth (a)

U.S.

United States $ 1,864.0 4.0% 5.6%

53.2%

Euro Currency Markets 550.4 4.0% 0.0%

United Kingdom 336.2 10.9% 3.8% Rest of World 751.6 -3.0% 4.6%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Net Acquisitions revenue, as defined on page 4.

April 22, 2014

Revenue by Industry

First Quarter – 2014

First Quarter – 2013

April 22, 2014 8

Growth

T&E Auto T&E Auto

Auto 2.3%

     5% 8% 5% 8% Telcom Telcom

     6% 7% Food & Beverage 3.3% Consumer Consumer Tech Products Tech Products Consumer Products 1.3%

9% 9%

     9% 10% Financial

     Financial Financial Services 1.2% Services Retail Services

7% Retail Pharma &

7% 7% 1.6% 6% Healthcare Food & T&E 4.3% Pharma & Pharma & Food & Beverage Health Health Beverage 14% Retail 16.6% 10% 10% 14% Technology -1.7%

Other Other Telecom -16.2% 25% 24% Other Industries 8.6%

Cash Flow Performance

     $22 $71 $9

$228

Primary Uses of Cash (a)

312 $312

     298.9 $131 Sources of Free

228 Cash Flow $42 $16

181.3 $9

114.1 $114

Income & Other Flow (b) CapEx Cash Depreciation Dividends (a) Cash Free -Based (a) Net Net Flow Net Share Share Amortization Compensation Free Acquisitions, Repurchases, Net

Additional information regarding our cash flows can be found on our condensed cash flow statement on page 18 and our supplemental cash flow performance slides on pages 19 and 20.

(a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP financial measures. See page 30 for the definition of these measures and page 23 for the reconciliation of the non-GAAP measures.

(b) Dividends figure consists of Dividends Paid to Common Shareholders and Dividends paid to Noncontrolling Interest Shareholders.

April 22, 2014 9

Current Credit Picture

     Twelve Months Ended March 31 2014 Reported 2013 Reported

EBITDA (a) $ 2,120.9 $ 2,097.9

Gross Interest Expense 195.8 190.2 EBITDA / Gross Interest Expense 10.8 x 11.0 x Total Debt / EBITDA 1.9 x 2.1 x Net Debt (b) / EBITDA 0.9 x 1.1 x

Debt

Bank Loans (Due Less Than 1 Year) $ 8 $ 12 CP & Borrowings Issued Under Revolver - -Convertible Notes (c) 253 660 Senior Notes (c) 3,750 3,750 Other Debt 28 36

Total Debt $ 4,039 $ 4,458

Cash and Short Term Investments 2,089 2,090

Net Debt (b) $ 1,950 $ 2,368

(a) EBITDA is a non-GAAP financial measure. See page 30 for the definition of this measure and page 22 for the reconciliation of non-GAAP measures. (b) Net Debt is a non-GAAP financial measure. See page 30 for the definition of this measure.

(c) See pages 14 and 15 for additional information on our Convertible Notes and Senior Notes.

April 22, 2014

Historical Returns

Return on Invested Capital (ROIC) (a) :

Twelve Months Ended March 31, 2014 17.1% Twelve Months Ended March 31, 2013 17.3%

Return on Equity (b):

Twelve Months Ended March 31, 2014 29.0% Twelve Months Ended March 31, 2013 30.1%

(a) Return on Invested Capital is After Tax Reported Operating Income (a non-GAAP measure – see page 30 for the definition of this measure and page 23 for the reconciliation of non-GAAP measures) divided by the average of the prior four quarters Invested Capital (book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments).

(b) Return on Equity is Reported Net Income for the given period divided by the average of the prior four quarters shareholders’ equity.

April 22, 2014

Net Cash Returned to Shareholders through Dividends and Share Repurchases

From 2004 through Q1 2014, Omnicom distributed over 100% of Net Income to shareholders through Dividends and Share Repurchases.

     103% 104% $10.0 107% $9.1 $8.9

103% $7.9

Billions $8.0

     103% $6.9 92% $5.9

     105% $6.0 $5.1 7.0 In 7.0

$ 108% $4.3 6.5 110% 5.6 $4.0 $3.3

92% 4.8 $2.4

     76% 3.7 3.6 $2.0 $1.5 2.9 $0.7 2.1

     2.3 2.4 1.6 2.0 1.1 1.3 0.5 0.7 0.9

04 05 06 07 08 09 10 11 12 13 Q1 14

Cumulative Cost of Net Shares Repurchased - Payments for repurchases of common stock less proceeds from stock plans. Cumulative Dividends Paid Cumulative Net Income - Omnicom Group Inc.

% of Cumulative Net Income Returned to Shareholders - Cumulative Dividends Paid plus Cumulative Cost of Net Shares Repurchased divided by Cumulative Net Income.

April 22, 2014

Supplemental Financial Information

April 22, 2014

Omnicom Debt Structure

Bank Loans $8

     2032 Convert $253

2016 Senior Notes $1,000

2022 Senior Notes $1,250

2019 Senior Notes $500

2020 Senior Notes $1,000

The above chart sets forth Omnicom’s debt outstanding at March 31, 2014. The amounts reflected above for the 2016, 2019, 2020 and 2022 Senior Notes represent the principal amount of these notes at maturity on April 15, 2016, July 15, 2019, August 15, 2020 and May 1, 2022, respectively.

April 22, 2014

Omnicom Debt Maturity Profile

     2022 Senior Notes $1,250

     2016 2020 Senior Notes Senior Notes $1,000

$750

     2019 Senior Notes $500

     2032 Convert $250

     Other Borrowings $0

Our 2032 Convertible Notes are putable on July 31, 2014 and annually in July thereafter until maturity and we have the right to redeem them at any time on or after July 31, 2014.

Other borrowings at March 31, 2014 include short-term borrowings of $8 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through October 2016, the date of expiration of our five-year credit facility.

Historical Return Trends

ROE (a)

30.8% 30.6%

31% 30.1% 30.1% 29.2%

29% 29.0% 27.9% 28.1% 27.1% 27%

25%

23%

21% ROIC (b)

19%

17.5% 17.3% 17.4% 17.3%

16.4% 16.7% 16.7% 17.0%

17% 17.1%

15%

Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14

(a) Return on Equity (“ROE”) is Reported Net Income for the given period divided by the average of the prior four quarters shareholders’ equity.

(b) Return on Invested Capital (“ROIC”) is After Tax Reported Operating Income (a non-GAAP measure – see page 30 for the definition of this measure and page 23 for the reconciliation of non-GAAP measures) divided by the average of the prior four quarters Invested Capital (book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments).

April 22, 2014

2014 Acquisition Related Expenditures

Year to Date

Acquisitions of Businesses and Affiliates (a) $ 11.8 Additional Interest in Controlled Subsidiaries (b) 8.4 Earn-outs on acquisitions completed after January 1, 2009 (c) 7.8

Total Acquisition Expenditures (d) $ 28.0

(a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership. (b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest.

(c) Includes additional consideration paid for acquisitions completed in prior periods.

(d) Total Acquisition Expenditures figure is net of cash acquired.

April 22, 2014

Condensed Cash Flow

     Three Months Ended March 31 2014 2013 Net Income $ 228.0 $ 224.8

Share-Based Compensation Expense 21.6 22.1 Depreciation and Amortization 70.9 71.1 Other Non-Cash Items to Reconcile to Net Cash Provided by Operating Activities, net (8.5) (15.9) Changes in Operating Capital (742.3) (511.8)

Net Cash Used In Operating Activities (430.3) (209.7)

Capital Expenditures (42.5) (38.2) Acquisitions, net of Proceeds from Sale of Investments - 1.8

Net Cash Used in Investing Activities (42.5) (36.4)

Dividends (105.9) -Dividends paid to Noncontrolling Interest Shareholders (24.8) (23.0) Proceeds from Short-term & Long-term Debt, net 1.7 5.4 Stock Repurchases, net of Proceeds from Stock Plans and Excess Tax Benefit from Stock Plans (8.5) (238.3) Payments for Additional Interest in Controlled Subsidiaries (8.4) (5.6) Contingent Purchase Price Payments (7.8) (13.5) Other Financing Activities, net (3.2) (9.3)

Net Cash Used in Financing Activities (156.9) (284.3)

Effect of exchange rate changes on cash and cash equivalents 1.3 (76.1) Net Decrease in Cash and Cash Equivalents $ (628.4) $ (606.5)

April 22, 2014

Cash Flow Performance

Three Months Ended March 31 2014 2013

Net Income $ 228.0 $ 224.8

Depreciation and Amortization Expense 70.9 71.1

Share-Based Compensation Expense 21.6 22.1

Other Non-Cash Items to Reconcile to Net Cash Provided by Operating

(8.5) (15.9)

Activities, net

Free Cash Flow (a) $ 312.0 $ 302.1

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 18.

(a) The Free Cash Flow amounts presented above are non-GAAP financial measures. See page 30 for the definition of these measures and page 23 for the reconciliation of the non-GAAP measures.

April 22, 2014

Cash Flow Performance

Three Months Ended March 31 2014 2013

Free Cash Flow (a) $ 312.0 $ 302.1 Primary Uses of Cash:

Dividends (b) 105.9 -Dividends paid to Noncontrolling Interest Shareholders 24.8 23.0 Capital Expenditures 42.5 38.2 Acquisitions and Payments for Additional Interest in Controlled Subsidiaries including Contingent Purchase Price Payments, net of 16.2 17.3 Proceeds from Sale of Investments Stock Repurchases, net of Proceeds from Stock Plans and Excess Tax

8.5 238.3

Benefit from Stock Plans

Primary Uses of Cash (a) 197.9 316.8 Net Free Cash Flow (a) $ 114.1 $ (14.7)

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 18.

(a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP financial measures. See page 30 for the definition of these measures and page 23 for the reconciliation of non-GAAP measures.

(b) In December 2012, the Company paid its fourth quarter dividend, which historically was paid during January. As a result, there was no dividend payment in the first quarter of 2013.

April 22, 2014

Reconciliation of Non-GAAP Measures

First Quarter

     2014 Merger 2014 Reported Expenses Non GAAP

EBITA $ 407.1 $ 7.0 $ 414.1

Operating Income 382.7 7.0 389.7 Income Tax Expense 116.3 0.2 116.5 Net Income - Omnicom Group Inc. 205.5 6.8 212.3 Net Income allocated to participating securities 4.1 0.1 4.2 Net Income available for common shares 201.4 6.7 208.1

EPS - Diluted $ 0.77 $ 0.03 $ 0.80

The above table reconciles our reported 2014 results to the “2014 Non GAAP” amounts, which are non-GAAP financial measures. These measures exclude expenses incurred in connection with Omnicom’s proposed merger with Publicis, and are comprised primarily of professional fees. We believe that investors should consider the “Non GAAP” measures as they are indicative of our ongoing performance and reflect how management evaluates our operational results. Non-GAAP financial measures should not be considered in isolation from or as a substitute for financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

April 22, 2014

Reconciliation of Non-GAAP Measures

     Three Months Ended March 31 2014 2013 Net Free Cash Flow $ 114.1 $ (14.7) Cash Flow items excluded from Net Free Cash Flow:

Changes in Operating Capital (742.3) (511.8) Proceeds from Short-term & Long-term Debt, net 1.7 5.4 Other Financing Activities, net (3.2) (9.3) Effect of exchange rate changes on cash and cash equivalents 1.3 (76.1)

Net (Decrease)/Increase in Cash and Cash Equivalents $ (628.4) $ (606.5)

     Twelve Months Ended March 31 2014 2013 Reported Operating Income $ 1,836.3 $ 1,813.4

Effective Tax Rate for the applicable period 34.2% 31.8% Income Taxes on Reported Operating Income 628.0 576.7

After Tax Reported Operating Income $ 1,208.3 $ 1,236.7

April 22, 2014

Supplemental Information

First Quarter

2014 Reported 2013 Reported %

Operating expenses:

Salary and service costs $ 2,622.8 $ 2,541.0 3.2% Office and general expenses: Amortization of Intangibles 24.4 25.4 Depreciation 46.5 45.7 Merger expenses (a) 7.0 -Other office and general expenses 418.8 415.1 0.9% Total office and general expenses 496.7 486.2

Total operating expenses $ 3,119.5 $ 3,027.2 3.0%

Net Interest expense:

Interest expense $ 47.7 $ 49.0 Interest income 8.7 8.1

Net Interest expense $ 39.0 $ 40.9 -4.6%

(a) Merger expenses relate to costs incurred in connection with Omnicom’s proposed merger with Publicis Groupe, S.A., which are comprised primarily of professional fees.

April 22, 2014

First Quarter Acquisitions

Established in 2006, Mood is an integrated agency specializing in brand activation. In addition to its founding core competencies of promotions, events and point-of-sale marketing, Mood also has expanded its offerings to include digital and traditional advertising, as well as media planning and buying.

With offices in Sao Paulo and Rio de Janeiro, Brazil, Mood will operate as part of the TBWA Group in Brazil within the TBWA\Worldwide network.

April 22, 2014

First Quarter Acquisitions

Established in 2009, 22feet Communications specializes in digital creative solutions for its clients.

Its service offerings include end-to-end digital and mobile branding and marketing solutions including strategy and consulting, web design, web development, media planning, search engine marketing, social media marketing, mobile marketing solutions, mobile application development, mobile couponing and mobile user interface development.

With offices in Bangalore, Mumbai and Delhi, India, 22feet will merge with our existing digital operations in India to form 22feet Tribal Worldwide, which will be part of the DDB Mudra Group, operating within the DDB Worldwide network.

April 22, 2014

First Quarter Acquisitions

     Established in 1990, HMKM is an award-winning and HMKM internationally acclaimed retail design consultancy, specializing in interior design, architecture, graphic design, and art direction.

HMKM is well-known for creating premium, high-end retail concepts to a growing client roster of luxury and lifestyle brands for its global clients.

HMKM is located in London, United Kingdom and will operate as an Interbrand Group company.

April 22, 2014

First Quarter Acquisitions

Founded in 2011, Mobile5 specializes in the strategy, design and development of mobile marketing and advertising services.

Mobile5 creates mobile rich media advertising campaigns globally and develops apps for its blue chip roster of clients. Its breadth of expertise extends to integrating mobile into retail environments and mobilizing learning and development tools.

Mobile5 is located in London, United Kingdom and will operate within the Omnicom Media Group network.

April 22, 2014

First Quarter Acquisitions

Media Interactive was founded in 2002 to provide digital media planning and buying services.

The company has evolved and expanded its scope of services to now include a full suite of digital services: online campaigns, social and online media, web site development and design, digital content, SEO & SEM, email marketing, mobile marketing and app design and development.

With headquarters in Santiago, Chile and branch offices in Colombia and Peru, Media Interactive will operate as part of the Omnicom Media Group network.

April 22, 2014

Disclosure

The preceding materials have been prepared for use in the April 22, 2014 conference call on Omnicom’s results of operations for the period ended March 31, 2014. The call will be archived on the Internet at http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements

This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, Publicis, Publicis Omnicom Group, the proposed Business Combination between the Company and Publicis, or the Business Combination, and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; potential delays in the initiation or completion of the process to register the pending transaction with the Securities and Exchange Commission (the “SEC”) and certain European securities regulators and commence solicitation of proxies in connection with shareholder approval; failure to satisfy other closing conditions to the proposed transactions; resolution of open issues, complexities and challenges relating to the merger of Omnicom and Publicis in a timely manner as necessary to consummate the pending transaction; risks that the new businesses, information technology and financial reporting systems, operations and management will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and changes in client communication requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising and marketing industries; ability to hire and retain key personnel; ability to successfully integrate the companies’ businesses; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; ability to attract new clients and retain existing clients in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their clients; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

Non-GAAP Financial Measures

We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 21, 22 and 23.

The non-GAAP measures used in this presentation include the following:

2014 Non GAAP figures. These amounts exclude expenses incurred (and the associated impact on income taxes and net income) in connection with Omnicom’s proposed merger with Publicis, and are comprised primarily of professional fees. We believe that this “Non GAAP” presentation allows for a more meaningful understanding of our performance.

Net Free Cash Flow, defined as Free Cash Flow (defined below) less the Primary Uses of Cash (defined below). Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this presentation is meaningful for understanding our primary sources and primary uses of that cash flow. Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense less other non-cash items to reconcile to net cash provided by operating activities. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds and excess tax benefit from our stock plans, and excludes changes in working capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes.

EBITDA, defined as operating income before interest, taxes, depreciation and amortization. We believe EBITDA is meaningful because the financial covenants in our credit facilities are based on EBITDA.

EBITA, defined as operating income before interest, taxes and amortization. We use EBITA as an additional operating performance measure, which excludes acquisition-related amortization expense, because we believe that EBITA is a useful measure to evaluate the performance of our businesses.

Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the metrics used by us to assess our cash management.

After Tax Reported Operating Income, defined as reported operating income less income taxes calculated using the effective tax rate for the applicable period.

Other Information

All dollar amounts are in millions except for per share amounts and figures shown on pages 3 and 21. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.